U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  August 14, 2002

PROSPERITY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-32577

(Commission File Number)

23-3078137

(I.R.S. Employer Identification No.)

8723 Cambie Street, Vancouver, British Columbia, CANADA	V6P 3J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  604-790-6986

ITEM 1. CHANGE IN CONTROL OF REGISTRANT

On August 14, 2002, Dotcom Internet Ventures Ltd. (“Dotcom”), the majority shareholder of Prosperity Partners, Inc. (“Prosperity” or “Registrant”), entered into a Stock Purchase Agreement with Christopher Chang (“Chang”) pursuant to which Chang acquired four million seven hundred fifty thousand (4,750,000) shares owned by Dotcom. The total consideration paid by Chang for the shares was US$35,000. As a result, Chang now owns 95% of Prosperity’s issued and outstanding shares. Chang used personal funds to purchase the Prosperity shares. Simultaneously with this transaction, the Board of Directors of Prosperity nominated Chang to the Board of Directors and all former officers and directors resigned. Chang was then named President, Secretary and Treasurer of Prosperity.

Prior to the sale, Prosperity had 5,000,000 shares of common stock outstanding.

Copy of the Stock Purchase Agreement reflecting the sale of the 5,000,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

The following table sets forth, as of August 31, 2002, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and (iii) all directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Common Stock	Christopher Chang 8723 Cambie Street, Vancouver, British Columbia, V6P 3J9 Canada	4,750,000	95%
Common Stock	William Tay 2000 Hamilton St., #520 Philadelphia, PA 19130-3883	250,000	5%
Common Stock	All Officers and Directors as a Group (1 person)	4,750,000	95%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)

Based upon 5,000,000 shares issued and outstanding.

ITEM 5. OTHER EVENTS

As a result of the transaction as described under Item 1 above, the Registrant has relocated its offices to 8723 Cambie Street, Vancouver, British Columbia, V6P 3J9, Canada.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

1.1.

Stock Purchase Agreement by and among Dotcom Internet Ventures Ltd., Prosperity Partners, Inc. and Christopher Chang dated as of August 14, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY PARTNERS, INC.

(Registrant)

By: /S/ Christopher Chang

Date: Aug. 21, 2002

Name:  Christopher Chang

Title:  President

Exhibit 1.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the "Agreement") is made and entered into on August 14th, 2002, by and among CHRISTOPHER CHANG, and assigns (the "Buyer"), PROSPERITY PARTNERS, INC. ("Prosperity"), and DOTCOM INTERNET VENTURES LTD. ("Shareholder").

1.

THE ACQUISITION.

0.1

Purchase and Sale Subject to the Terms and Conditions of this Agreement. At the Closing to be held as provided in Section 2, Shareholder shall sell four million seven hundred fifty thousand (4,750,000) shares  (the "Prosperity Shares") of the common stock of Prosperity, which represents 95% of the issued and outstanding common shares in Prosperity, to the Buyer hereto and the Buyer shall purchase the Prosperity Shares from Shareholder, free and clear of all Encumbrances other than restrictions imposed by Federal and State securities laws.

0.2

Purchase Price.  At the Closing, the Buyer shall pay an aggregate total of US$35,000 (the "Purchase Price") in consideration for the Prosperity Shares to Shareholder by wire transfer to an account to be specified by Shareholder.

2.

THE CLOSING.

0.1

Place and Time.  The closing of the sale of the Prosperity Shares for the Purchase Price (the "Closing") shall take place at Prosperity’s office at 1422 Chestnut Street, Suite 410, Philadelphia, Pennsylvania 19102 no later than the close of business (Philadelphia County Philadelphia time) on or before Sept. 20th, 2002 or at such other place, date and time as the parties may agree in writing.

0.2

Deliveries by Shareholder. At the Closing, Shareholder shall deliver the following to the Buyer:

a.

Certificates representing the Prosperity Shares, duly endorsed for transfer to the Buyer and accompanied by appropriate stock powers, or Certificates representing the Prosperity Shares reissued in the name of Buyer.

b.

The documents contemplated by Section 3.

c.

All other documents, instruments and writings required by this Agreement to be delivered by Shareholder at the Closing and any other documents or records relating to Prosperity's business reasonably requested by the Buyers in connection with this Agreement.

d.

a.1

Deliveries by Buyer. At the Closing, the Buyer shall deliver the following to Shareholder:

a.

The Purchase Price by wire transfer to an account to be specified by Shareholder.

b.

The documents contemplated by Section 4.

c.

All other documents, instruments and writings required by this Agreement to be delivered by the Buyer at the Closing.

3.

CONDITIONS TO THE BUYER’S OBLIGATIONS.

The obligations of the Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Buyer:

a.1

No Injunction. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the Prosperity Shares or that will require any divestiture as a result of the Buyer's acquisition of the Prosperity Shares or that will require all or any part of the business of Prosperity to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Prosperity or the Buyer if this Agreement is consummated shall be pending.

a.2

Representations, Warranties and Agreements.  (a) The representations and warranties of Shareholder and Prosperity set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) Shareholder and Prosperity shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing.

a.3

Regulatory Approvals.  All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Buyer's acquisition of the Prosperity Shares shall have been obtained and shall be in full force and effect.

a.4

Resignations of Director.  Effective on the Closing Date, all of the officers and directors shall have resigned as an officer, director and employee of Prosperity. The Buyer understands that such resignations may require a filing in accordance with Rule 14f-1 of the Exchange Act.

4.

CONDITIONS TO SHAREHOLDER AND PROSPERITY’S OBLIGATIONS.

The obligations of Shareholder and Prosperity to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Shareholder and Prosperity:

a.1

No Injunction.  There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits the Buyer's acquisition of the Prosperity Shares or that will require any divestiture as a result of the Buyer's acquisition of the Prosperity Shares or that will require all or any part of the business of Prosperity to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on Prosperity or the Buyer if this Agreement is consummated shall be pending.

a.2

Representations, Warranties and Agreements.  (a) The representations and warranties of the Buyer set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and (b) the Buyer shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing.

a.3

Regulatory Approvals.  All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of the Buyer's acquisition of the Prosperity Shares shall have been obtained and shall be in full force and effect.

5.

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER AND

PROSPERITY.

Shareholder and Prosperity each hereby jointly and severally represents and warrants to the Buyer that:

a.1

Authorization. Prosperity is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. This Agreement constitutes a valid and binding obligation of Shareholder and Prosperity, enforceable against it in accordance with its terms.

a.2

Capitalization. The authorized capital stock of Prosperity consists of 100,000,000 authorized shares of common stock, par value $.0001, and 20,000,000 preferred shares, par value $.0001, of which 5,000,000 common shares and no preferred shares are presently issued and outstanding. As of the Closing Date there will not be outstanding any warrants, options or other agreements on the part of Prosperity obligating Prosperity to issue any additional shares of common or preferred stock or any of its securities of any kind.

a.3

Ownership of Prosperity Shares. The delivery of certificates to the Buyer provided in Section 2.2 will result in the Buyer's immediate acquisition of record and beneficial ownership of the Prosperity Shares, free and clear of all Encumbrances subject to applicable State and Federal securities laws.

a.4

Consents and Approvals of Governmental Authorities. Except with respect to applicable State and Federal securities laws, to the best of Shareholder and Prosperity's knowledge and belief no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Prosperity or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Prosperity or the consummation of the sale of the Prosperity Shares to the Buyer.

a.5

Financial Statements. Prosperity has delivered to Buyer the balance sheet of Prosperity as of December 31, 2001, and statements of income and changes in financial position for the periods then ended and the period from inception to the period then ended, together with the report thereon of Prosperity's independent accountant (the " Prosperity Partners Statements"). To the best of Prosperity's knowledge and belief the Prosperity Partners Statements are accurate and complete in accordance with generally accepted accounting principles.

a.6

Litigation. To the best of Shareholder and Prosperity's knowledge and belief, there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving Prosperity which is likely to have a material adverse effect on the business or financial condition of Prosperity and its Subsidiaries, taken as whole. To the best of Shareholder and Prosperity's knowledge and belief, Prosperity is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Prosperity.

a.7

Absence of Certain Changes. To the best of Shareholder and Prosperity's knowledge and belief, since the date of the Prosperity Partners Statements, Prosperity has not:

a.

suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Prosperity or made any disposition of any of its material properties or assets other than in the ordinary course of business;

b.

made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

c.

organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

d.

borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

e.

paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

f.

prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

g.

canceled any material debts or waived any material claims or rights, except in the ordinary course of business;

h.

disposed of or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

i.

granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

j.

purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered into any contract or commitment to sell any material quantity of property or assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course business, (ii) normal contracts or commitments for the sale of, and normal sales of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

k.

made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $100,000 in the aggregate;

l.

written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2,000;

m.

written down or been required to write down any inventory in an aggregate amount in excess of $ 2,000;

n.

entered into any collective bargaining or union contract or agreement; or

o.

other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of Prosperity.

a.1.

No Material Adverse Change. To the best of Shareholder and Prosperity's knowledge and belief, since the date of the Prosperity Partners Statements, there has not been any material adverse change in the business or financial condition of Prosperity.

a.2.

Brokers or Finders. Shareholder and Prosperity has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Prosperity Shares to the Buyers.

6.

REPRESENTATIONS AND WARRANTIES OF THE BUYER.

The Buyer represents and warrants to Shareholder and Prosperity that:

a.1

Binding Effect. This Agreement constitutes a valid and binding obligation of the Buyer, enforceable against Buyer in accordance with its terms.

a.2

Consents and Approvals of Governmental Authorities. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by the Buyer in connection with the execution, delivery and performance of this Agreement by the Buyer or the consummation of the sale of the Prosperity Shares to the Buyer.

a.3

Other Consents. No consent of any Person is required to be obtained by the Buyer to the execution, delivery and performance of this Agreement or the consummation of the sale of the Prosperity Shares to the Buyer.

a.4

Manner of Sale. At no time was Buyer presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

a.5

Brokers or Finders. The Buyer has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Prosperity Shares to the Buyer.

a.6

Purchase for Investment. The Buyer is purchasing the Prosperity Shares solely for his own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

7.

FILINGS WITH GOVERNMENTAL AUTHORITIES

a.1

Regulatory Matters. Shareholder, Buyer and Prosperity shall (a) file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.

8.

DEFINITIONS.

As used in this Agreement, the following terms have the meanings specified or referred to in this Section 8.

a.1

"Business Day" - Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

a.2

“Code" - The Internal Revenue Code of 1986, as amended.

a.3

"Encumbrances" - Any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under Federal or state securities laws.

a.4

"Equity Securities" - See Rule 3a-11-1 under the Securities Exchange Act of 1934.

a.5

"ERISA" - The Employee Retirement Income Security Act of 1974, as amended.

a.6

"Governmental Body" - Any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic Community), any subdivision, agency, commission or authority thereof.

a.7

"Knowledge" - Actual knowledge, after reasonable investigation.

a.8

"Person" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

a.9

"Subsidiary" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

9.

NOTICES.

All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or facsimile (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and facsimile numbers set forth below (or to such other addresses, telex numbers and facsimile numbers as a party may designate as to itself by notice to the other parties).

(a)

If to the Buyer:

Christopher Chang

8723 Cambie Street

Vancouver BC V6P 3J9 Canada
Facsimile: 604-321-7337

(b)

If to Prosperity:

Prosperity Partners, Inc.

1422 Chestnut Street, Suite #410

Philadelphia, PA 19102

Facsimile (215) 893-3662

Attn: William Tay, President

(c)

If to Shareholder:

Dotcom Internet Ventures Ltd.

1422 Chestnut Street, Suite #410

Philadelphia, PA 19102

Facsimile (215) 893-3662

Attn: William Tay, President

10.

MISCELLANEOUS.

a.1

Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

a.2

Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

a.3

No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

a.4

Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

a.5

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

a.6

Governing Law, Venue. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Pennsylvania, without regard to the conflicts of law principles thereof. Venue for any cause of action brought to enforce any part of this Agreement shall be in Philadelphia County, Pennsylvania.

a.7

Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

"THE BUYER"

CHRISTOPHER CHANG

/S/ Christopher Chang

By: Christopher Chang

"PROSPERITY"

PROSPERITY ENTERPRISES, INC.

A Delaware Corporation

/S/ William Tay

By: William Tay, President

"SHAREHOLDER"

DOTCOM INTERNET VENTURES LTD.

A Delaware Corporation

/S/ William Tay

By: William Tay, President

William Tay

1422 Chestnut Street, Suite #410

Philadelphia, Pennsylvania 19102

August 26, 2002

Christopher Chang, President

Prosperity Partners, Inc.

8723 Cambie Street

Vancouver, BC V6P 3J9 Canada

Dear Mr. Chang,

Effective immediately, I am resigning as Director, President, Secretary and Treasurer of Prosperity Partners, Inc., a Delaware corporation (the "Registrant").  My resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Sincerely,

/S/ WILLIAM TAY

William Tay